UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2022

DIFFUSION PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24477	30-0645032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 East Main Street, Suite 201 Charlottesville, Virginia	22902
(Address of principal executive offices)	(Zip Code)

(434) 220-0718
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DFFN	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07         Submission of Matters to a Vote of Security Holders

The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Diffusion Pharmaceuticals Inc. (the “Company” or “we”) was held on December 30, 2022. Stockholders of record at the close of business on November 1, 2022 (the “Record Date”) were entitled to vote at the Annual Meeting and, as of the Record Date, there were 2,039,442 shares of our common stock outstanding. At the Annual Meeting, the holders of 957,225 shares were present, virtually or by proxy, representing approximately 46.9% of the shares outstanding as of the Record Date and, accordingly, a quorum was present at the Annual Meeting.

The matters submitted to the Company’s stockholders and voted upon at the meeting, which are more fully described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on, and mailed to stockholders of record on or about, December 5, 2022 (the “Proxy Statement”), as well as the results of each such vote were as follows:

(1)	Proposal No. 1 – To elect six persons to serve as directors until the Company’s next Annual Meeting of Stockholders or until their respective successors are elected and qualified.

The election of each nominee pursuant to Proposal No. 1 required the affirmative vote of a plurality of the votes present and entitled to vote at the Annual Meeting and, accordingly, each nominee received the requisite number of votes for election at the Annual Meeting.

	For	Withheld	Broker Non-Votes
Robert Adams	428,427	95,537	432,261
Robert J. Cobuzzi, Ph.D.	446,287	78,677	432,261
Mark T. Giles	423,528	101,436	432,261
Jane H. Hollingsworth	449,572	75,392	432,261
Diana Lanchoney, M.D.	431,260	93,344	432,261
Alan Levin	423,035	101,929	432,261

(2)	Proposal No. 2 – To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

The approval of Proposal No. 2 required the affirmative vote of a majority of the votes present and entitled to vote at the Annual Meeting and, accordingly, Proposal No. 2 received the requisite number of votes for approval at the Annual Meeting.

For	Against	Abstain
852,192	60,088	44,945

(3)	Proposal No. 3 – To approve, on an advisory basis, the compensation of the Company’s named executive officers during the year ended December 31, 2021, as disclosed in the Proxy Statement.

The approval of Proposal No. 3 required the affirmative vote of a majority of the votes present and entitled to vote at the Annual Meeting and, accordingly, Proposal No. 3 received the requisite number of votes for approval at the Annual Meeting.

For	Against	Abstain	Broker Non-Votes
371,102	140,744	13,118	432,261

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2022	DIFFUSION PHARMACEUTICALS INC.

	By:	/s/ William Elder
	Name:	William Elder
	Title:	General Counsel & Corporate Secretary